UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2020

NUCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4119	13-1860817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.40 per share	NUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2020, the Board of Directors (the “Board”) of Nucor Corporation (the “Company”) elected David A. Sumoski as Chief Operating Officer of the Company, effective January 1, 2021. Also on December 17, 2020, in connection with his promotion, the Compensation and Executive Development Committee of the Board increased Mr. Sumoski’s annual base salary to $605,000, effective January 1, 2021.

Mr. Sumoski, age 54, currently Executive Vice President of Bar, Rebar Fabrication and Construction Services, joined the Company in 1995 as an electrical supervisor at Nucor Steel Berkeley, later serving as Maintenance Manager. He served as General Manager of Nucor Steel Marion, Inc. from 2008 to 2012 and of Nucor Steel Memphis, Inc. from 2012 to 2014. He was named Vice President of the Company in 2010 and was promoted to Executive Vice President of the Company in 2014.

There are no arrangements or understandings between Mr. Sumoski and any other persons pursuant to which he was selected as an officer. Mr. Sumoski has no family relationships with any of the Company’s directors or executive officers. There are no transactions involving the Company and Mr. Sumoski that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Additionally, on December 18, 2020, the Company announced that each of K. Rex Query, Douglas J. Jellison and Gregory J. Murphy will be promoted to Executive Vice President, and MaryEmily Slate, the Company’s Executive Vice President of Sheet and Tubular Products, has been appointed to the newly created position of Executive Vice President of Commercial, all effective January 1, 2021.

A copy of the news release announcing the events described above is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1	News Release of Nucor Corporation dated December 18, 2020

104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL (included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: December 18, 2020	By:	/s/ James D. Frias
James D. Frias
Chief Financial Officer, Treasurer and Executive Vice President